Investor Meetings

August 2011

Joe Hete, President & CEO
Quint Turner, CFO

Air Transport Services Group, Inc.

Safe Harbor Statement

Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification and deployment of Boeing 767 and Boeing 757 aircraft, the availability and cost to acquire used passenger aircraft for freighter modification, ATSG's continuing ability to place newly-modified aircraft into commercial service, ABX Air's ability to maintain on-time service and control costs under its new operating agreement with DHL, the rate at which DB Schenker restructures its U.S. air cargo operations and ATSG's ability to redeploy or sell surplus aircraft resulting therefrom, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this release and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this release. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unique Blend of Complementary Businesses

Dry Leasing	ACMI / CMI Businesses	Support Services
CAM – Cargo Aircraft Management • Dry leases 767, 757, 727, and DC-8 freighters and combis to ATSG airlines and external customers • Access to engine maintenance and component services • External customers include DHL, Amerijet, CargoJet, First Air, RIO Airlines	ABX Air • Provides 767 ACMI/CMI services • Customers include DHL, JAL and TNT ATI – Air Transport International, L.L.C. • Provides 767, DC-8 and DC-8 Combi, and ACMI services • Customers include BAX Schenker, TNT, U.S. Military and DHL Capital Cargo International Airlines • Provides 727, 757 ACMI services • Customers include BAX Schenker and DHL	Airborne Maintenance & Engineering Services • Heavy & line maintenance, component overhaul, engineering, manufacturing • Customers include major airlines, private operators LGSTX Services, Inc. • Equipment leasing, and equipment and facility maintenance services • Customers include DHL, Allegiant Air, Branson Airport, Tampa International Jet Center • Logistic support services ABX Cargo Services • Sort management services for USPS

ATSG
Air Transport Services Group, Inc.

Transformation Drives Earnings Growth

Model Yields Solid Gains Since 3/31/2010 Restructuring



EBITDA*/Adjusted EBITDA*
(in millions, from continuing operations)
$36.7
$3.6
$33.1
$42.2
$44.0
$46.4
$37.8
$31.0
-$6.8
$47.0
$0.4
$46.7
1Q
2Q
3Q
4Q
1Q
2Q
2010
2011



Pre-tax, Adjusted Pre-tax Earnings*
(in millions, from continuing operations)
$10.8
$3.6
$7.2
$15.9
$16.7
$20.0
$11.4
$4.6
-$6.8
$19.7
$0.4
$19.3
1Q
2Q
3Q
4Q
1Q
2Q
2010
2011

* EBITDA, Adjusted EBITDA, and Adjusted Pretax Earnings are non-GAAP financial measures and should not be considered alternatives to Net Income (loss) or any other performance measure derived in accordance with GAAP. See non-GAAP Reconciliation Tables on final page.

■ Adjusted amounts include S&R payments, credit facility termination expenses, derivatives gains/losses

ATSG Air Transport Services Group, Inc.

2Q Results

$s in millions		Quarter Ended June 30, 2011		Quarter Ended June 30, 2010	
Revenues	$	**193.1**	$	**160.1**	**+20.6%**
Operating Expenses		(170.3)		(139.7)	
Net Interest Expense (includes derivatives gain)		(3.1)		(4.5)	
Pre-tax Earnings from Continuing Operations		**19.7**		**15.9**	**+23.9%**
Income Taxes		(7.4)		(6.0)	
Earnings from Continuing Operations	$	12.3	$	9.9	
Diluted EPS – Continuing Operations	$	0.19	$	0.15	

<u>Non-GAAP</u>

Pre-tax Earnings from Continuing Operations		**19.7**		**15.9**	
Less: Gain on interest-rate derivatives		(0.4)			
Adjusted Pre-tax Earnings from Cont. Operations	$	**19.3**	$	**15.9**	
Depreciation & Amortization		23.9		21.8	
Net Interest Expense		3.5		4.5	
Adjusted EBITDA* from Continuing Operations	$	**46.7**	$	**42.2**	**+10.7%**

Adjusted Pre-Tax Earnings and Adjusted EBITDA are non-GAAP financial measures and should not be considered alternatives to Net Income (loss) or any other performance measure derived in accordance with GAAP. See non-GAAP Reconciliation Tables on final page of this presentation.

ATSG Air Transport Services Group, Inc.

2Q Operating Results By Segment

$s in millions	Revenue 2011	Revenue 2010	Pre-Tax Earnings 2011	Pre-Tax Earnings 2010
CAM Leasing Segment	$ 32.8	$ 24.8	$ 13.6	$ 9.8
ACMI Services Segment:				
Airline services	115.0	102.5	4.6	4.1
Reimbursables	49.7	36.3	-	
Other Activities	25.5	22.7	1.7	3.8
Eliminations	(29.9)	(26.2)		
Total Revenue	**$ 193.1**	**$ 160.1**		
Net unallocated interest (includes derivatives gain)			(0.2)	(1.8)
Total Pre-tax Earnings from Continuing Operations			**$ 19.7**	**$ 15.9**

ATSG
Air Transport Services Group, Inc.

De-levering Continues

Cash Flow Available for Current Capex Commits

Total Debt Reduced 38.4%, Leverage 43%, Since 2008

(in millions)



$512.5
3.16
$377.4
2.71
$302.5
1.83
$315.5
1.80
Debt Obligations
Total Debt/Adjusted EBITDA
2008
2009
2010
TTM 6/30/11

* Debt/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt plus Current Portion of Debt) divided by Adjusted EBITDA from Continuing Operations (See Reconciliation Table, final page).

Capital Spending Trends

(in millions)



Growth
Maintenance & Other
$112
$90
$22
$101
$69
$32
$111
$75
$36
$170-200E
$140-170E
$30E
2008
2009
2010
2011

* Actual 2011 capital spending will depend on cost and timing to acquire and convert additional aircraft, and impact on capitalized maintenance expenditures from the reduction in DC-8 and Boeing 727 aircraft dedicated to DB Schenker.

ATSG Air Transport Services Group, Inc.

ATSG Business Model

Midsize Freighters Dry Lease or ACMI, with Complementary Services

Purchase

Focus on the Boeing 767

More than 500 potential 767 conversion candidates, but few available due to 787 delays.

Purchase price must be consistent with 10-12% ROIC criteria, limit asset value risk.

Prefer multi-aircraft purchases from operators with solid reputations

▸Modify

Identify and retain slots with preferred contractors

Maintain steady supply to diminish competitive threats

Upgrade avionics

Unit load device flexibility compatible with other modern Boeing aircraft, including 747s & 777s

Modified aircraft subject to extensive airframe heavy maintenance via AMES subsidiary.

▸Deploy

Fundamental principle: balance of short- and long-term commit-ments.

Flexibility to respond to opportunities, but foundation of long-term dry leases.

Assessment includes:

- economic outlook,
- customer's air cargo network or markets
- midsize aircraft needs,
- customer concentration
- opportunity for value-adds

▸Operate/Support

Expanding menu includes:

- flight crews for all fleet aircraft
- maintenance expertise for all fleet aircraft, plus DC-9s, 737s, etc.
- advanced avionics upgrade capability, including navigation/radar systems, flat panel displays, etc.
- cost-competitive technical services in central U.S. location.

ATSG
Air Transport Services Group, Inc.

ATSG Investment Strategy:

Illustrating Value-Creating Mid-size Freighter Deployments

Investment Illustration Assumption:

Cost to acquire and convert ATSG's current 767 freighter fleet (36 200s and 3 300s) at current market prices: about $725 Million.

ACMI: Dry Lease + CMI *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Incremental EBIT - ACMI	$15-18
Unlevered Total ROIC	**12.5-13.5%**

Dry Lease + Maint. Only, vs. Full CMI *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Incremental EBIT Maint. Only vs. Maint, CMI	$3-18
Unlevered Total ROIC	**10.8-13.5%**

Dry Lease Only *(in millions)*	*39* 767-Series Freighters
Projected Dry Lease EBIT	$75-80
Unlevered Total ROIC	**10.3-11.0%**

ATSG Air Transport Services Group, Inc.

* Illustration based on current average investment costs to acquire & convert comparable 767 passenger aircraft to freighter configuration.

ATSG's Global Opportunities

Market Focus

Intra-Asia

- Rapid economic growth
- Manufacturing moving inland
- Ideal 767 range/ payload fit for 'spoke' routes



Boeing Intra-Asia Growth Outlook
High – 9.4%
Base – 7.9%
Low – 6.4%
2009
2014
2019
2024
2029

Americas

- Strong growth
- ATSG has Miami hub
- Ideal 767 range/ payload fit for north-south routes



Boeing Americas Growth Outlook
North America to/from:
Central Am: 6.0%
South Am: 5.8%
Caribbean: 2.0%
2009
2014
2019
2024
2029

Avg. Annual Demand Growth

By Region, 2009-2029

Source: Boeing World Air Cargo Forecast



Intra China 9.2%
Intra Asia 7.9%
Asia-N. America 6.7%
Europe-Asia 6.6%
S. Asia-Europe 6.5%
Europe-Mideast 6.0%
L. Amer.-N. Amer. 5.7%
Europe-L. Amer. 5.6%
Europe-Africa 5.1%
Europe-N. Amer. 4.2%
Intra-Europe 3.6%
Intra-N. Amer. 3.0%
ATSG target markets

ATSG Air Transport Services Group, Inc.

767s Serve Asia, Americas, Europe:
Representative Ranges From World's Major Airfreight Hubs

- **45-60 ton payload potential to global "gateway" cargo airports, regional hub cities.**
- **Pallet size, layout options complement larger 747s/ 777s.**

Miami (ATSG hub)	From this #1 U.S. to S. America hub, 767 reaches booming Brazil markets, perishable food and floral markets in Colombia, Venezuela, Puerto Rico, etc.
Frankfurt	From this #1 Europe hub, 767 covers NE U.S., entire Middle East, Mumbai & New Delhi, Lagos, Moscow, etc.
Hong Kong	From this #1 Asia hub, 767 covers all Asian continent, from India to all of China and Japan, plus Australia/New Zealand



Frankfurt
Miami
Hong Kong
ATSG Destinations
767-200ER, 767-300 Ranges w/ max. payload

ATSG
Air Transport Services Group, Inc.

2011 CAM-Owned 767F Deployment Schedule



34
14
20
Aug. 1, 2011
3Q 2011
1 767-300
1 767-200 dry leased to RIO
1 767-200
4Q 2011
1 767-300
1 767-200
39
16-18
21-23
Dec. 31, 2011
Dry Leased
ACMI Services-Wet Lease

ATSG
Air Transport Services Group, Inc.

Current 767 Freighter Deployments

34 CAM-Owned 767Fs

20 External Leases

13 DHL - U.S.

Seven-year leases running thru 2017-18

Piloted by ABX Air crews under CMI agreement

7 Other External

3 Amerijet thru 2017-18

2 CargoJet thru 2015

1 RIO thru 2016

1 FirstAir thru 2012

14 Internal Leases (ACMI)

9 ABX Air

5 ATI

Geographic Distribution

6 in Latin America

5 in Europe

1 in Far East

1 in Middle East

1 in North America

5 Operating Lease 767Fs

4 leased from DHL; ABX operating them in U.S. under CMI agreement

1 leased through 2014, ABX operating it under ACMI with DHL

6 CAM-Owned 767s in Mod

3 767-200s to be completed in 2011

2 767-300s to be completed in 2011

1 767-300 to be completed in early 2012

Note: Reflects deployments as of Aug. 1, 2011

ATSG
Air Transport Services Group, Inc.

Marketing Our Bundled Solutions


AIRBORNE
GLOBAL SOLUTIONS
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Airborne Global Solutions, Inc. (AGS) specializes in providing operating and leasing solutions utilizing cost-efficient medium wide-body freighter aircraft. AGS, a subsidiary of Air Transport Services Group, Inc. (ATSG), leverages the entire ATSG portfolio and other solution partners to develop bundled, turn-key cargo airline solutions that are flexible, customized and built on decades of experience in global cargo airline operations. Through strategic alliances with the ATSG family of companies, which include three cargo airlines, a maintenance repair organization and ancillary airline service providers, we offer a bundled solution approach to providing the right solution at the right time—anywhere in the world.
Flexible, Efficient, Bundled Solutions
AIRBORNE
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AIRBORNE

Air Transport Services Group, Inc.

Schenker Restructuring Outlook


Eight 727-200s
CAPITAL CARGO

Current Schenker Dedicated Network


Eight DC-8s
ATI

- Effective 9/1 thru 12/31/11, Schenker cargo routed via DHL U.S. network, requiring seven ATSG aircraft, four DC-8s and three 727s
- Talks with Schenker on wind-down, go-forward requirements begin later this month
- Surplus DC-8 and 727 aircraft to be redeployed, parted out or sold, reducing projected maintenance capex requirement
- Impairment analysis during 3Q for all fleets, customer intangibles, goodwill
- 2012 and beyond, potential for DHL to retain Schenker air transport responsibility

Sept.-Dec. 2011 Schenker Requirement


Three 727-200s
CAPITAL CARGO


Four DC-8s


DHL U.S. Network
DHL

- ATSG uniquely positioned via DHL network
- Schenker, DHL have shared air capacity on certain routes over last few years
- Anticipate requirement for one 727 and one DC-8 as dedicated spare aircraft

ATSG Value Gaining Altitude

Limited risk, strong cash and asset-value returns from converted 767Fs

- Expanding 767 freighter fleet will yield attractive, annuity-like cash ROIs via long-term leases
- ACMI/ CMI flexibility offers options, low-risk transition to wide-body 767s from older narrow-bodys
- 767 platform flexible as transcontinental leader, compatible feeder to intercontinental 747s/777s
- Significant market-value gains on P-2-F aircraft conversion investments
- Continue to project $200 million annualized EBITDA run-rate by end of 2011

Long-term agreements with key customers

- Lease/CMI approach unlocks value of aircraft from ACMI, creates more options for customers
- Twenty 767s now under fixed three- to seven-year leases with DHL, CargoJet, Amerijet, RIO, etc.
- Five-year Crew Maintenance & Insurance (CMI) agreement with DHL

Integrated, value-added services

- Increase return on invested capital
- Comprehensive mix allows for turnkey customer solutions
- Competitive terms and service packages for third party maintenance business

Attractive balance sheet and liquidity, growth capital capacity

- Low debt-to-EBITDA leverage; limited off-balance sheet obligations
- Access to attractively priced debt financing secured via new credit facility thru May 2016
- CAM leases assure foundation for long-term cash flow

Expanding opportunities around the globe

- Expanding presence in large, fast-growing air cargo regions
- Sole provider of DC-8 combi airlift to military, investing in next-generation 757 combi
- Uniquely positioned as largest independent source of the premier medium wide-body freighter – the 767

ATSG, Inc. Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s)	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ 10,784	$ 15,898	$ 16,670	$ 19,965	$ 4,590	$ 19,657
Severance & Retention	(3,549)	-	-	-	-	-
Add net (gain)/loss on derivative	-	-	-	-	-	(376)
Termination of Credit Agreement	-	-	-	-	6,802	16
Adjusted Pre-tax Earnings	7,235	15,898	16,670	19,965	11,392	19,297
Interest Income	(73)	(85)	(83)	(75)	(66)	(33)
Interest Expense	5,189	4,594	4,641	4,251	4,103	3,537
Depreciation and amortization	20,800	21,752	22,758	22,284	22,371	23,878
Adjusted EBITDA	33,151	42,159	43,986	46,425	37,800	46,679
Severance & Retention	3,549	-	-	-	-	-
Derivative Gain, Credit Agreement Term.	-	-	-	-	(6,802)	360
EBITDA from Cont. Oper.	$ 36,700	$ 42,159	$ 43,986	$ 46,425	$ 30,998	$ 47,039

Reconciliation Stmt. ($ in 000s except Ratios)	2008	2009	2010	TTM 6/30/11
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ (56,619)	$ 45,358	$ 63,317	$ 60,882
Interest Income	(2,335)	(449)	(316)	(257)
Interest Expense	37,002	26,881	18,675	16,532
Depreciation and amortization	93,752	83,964	87,594	91,291
EBITDA from Continuing Operations	$ 71,800	$ 155,754	$ 169,270	$ 168,448
Impairment of Goodwill & Intangibles	91,241	-	-	-
Severance & Retention	(816)	(16,727)	(3,549)	-
Derivative Gain/Loss and Credit Agreement Termin.				6,442
Adjusted EBITDA from Continuing Operations	$ 162,225	$ 139,027	$ 165,721	$ 174,890
Debt Obligations	$ 512,486	$ 377,427	$ 302,528	$ 315,526
Debt Obligations/Adjusted EBITDA Ratio	3.16	2.71	1.83	1.80

EBITDA, Adjusted EBITDA and Adjusted Pre-Tax Earnings, all from continuing operations, and Total Debt/Adjusted EBITDA Ratio are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA excluding results from Severance & Retention Activities, realized gains or losses in derivative instruments, impairment of goodwill & intangibles, and from termination of credit agreements. Adjusted Pre-Tax Earnings is defined as GAAP Pre-Tax Earnings (loss) from Continuing Operations Before Income Taxes excluding results from Severance & Retention Activities, realized gains or losses in derivative instruments, impairment of goodwill & intangibles, and from termination of credit agreements. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations) divided by Adjusted EBITDA from Continuing Operations.

Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of liquidity. EBITDA, Adjusted EBITDA and Adjusted Pre-tax Earnings should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.